Other assets-Other / Other liabilities (Tables)	6 Months Ended
Sep. 30, 2014
Other assets-Other / Other liabilities
Schedule of Other assets-Other and Other liabilities

	Millions of yen
	March 31, 2014	September 30, 2014
Other assets—Other:
Securities received as collateral	¥236,808	¥167,908
Goodwill and other intangible assets(1)	115,143	116,754
Deferred tax assets	22,018	25,997
Investments in equity securities for other than operating purposes	133,742	128,269
Other	276,463	298,142

Total	¥784,174	¥737,070

Other liabilities:
Obligation to return securities received as collateral	¥236,808	¥167,908
Accrued income taxes	31,630	33,577
Other accrued expenses and provisions	396,677	351,374
Other(2)	476,635	528,019

Total	¥1,141,750	¥1,080,878

(1)	For the year ended March 31, 2014 and three months ended September 30, 2014, Nomura recognized impairment losses on goodwill of ¥2,840 million and ¥3,188 million, respectively, within Other in Nomura’s segment information. These are due to declines in the fair values of a reporting unit caused by decreases in expected cash flows arising from the changes in the economic environment. These impairment losses were recorded within Non-interest expenses—Other in the consolidated statements of income. The fair values were determined using DCF valuation techniques.
(2)	Includes the liabilities relating to the investment contracts which were underwritten by the insurance subsidiary. The amounts of carrying values were ¥270,950 million and ¥274,991 million and estimated fair values were ¥263,746 million and ¥267,100 million, as of March 31, 2014 and as of September 30, 2014, respectively. Fair value is estimated by discounting future cash flows and using valuation inputs which would be generally classified in Level 3 of the fair value hierarchy.